UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2009
CITIZENS & NORTHERN CORPORATION
(Exact name of registrant as specified in its charter)
PENNSYLVANIA
(State or other jurisdiction of incorporation)

000-16084	23-2951943

(Commission file number)	(IRS employer ID)

90-92 Main Street, Wellsboro Pennsylvania	16901

(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code — (570) 724-3411
N/A
(Former name, address and fiscal year, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 20, 2009, Citizens & Northern Corporation (the “Corporation”) issued a press release announcing amendments to its Dividend Reinvestment and Stock Purchase and Sale Plan. A copy of the press release is attached as Exhibit 99.1. The new prospectus for the Plan is included in a registration statement filed with the Securities and Exchange Commission on July 20, 2009 to register 2.5 million shares of common stock for sale to participants in the Plan.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

Item 99.1	Press Release issued July 20, 2009.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Citizens & Northern Corporation
Date: July 20, 2009	By:	/s/ Craig G. Litchfield
Craig G. Litchfield, President & CEO